UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

January 29, 2009 (January 23, 2009)

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On January 23, 2009, Dale B. Wolf resigned as President and Chief Executive Officer of Coventry Health Care, Inc. (the “Company”), effective as of January 30, 2009.

(c)        Effective as of January 30, 2009, Allen Wise, 66, has been named the Company’s Chief Executive Officer. Mr. Wise served as the Company’s President and Chief Executive Officer from 1996 through 2004 and served as its non-executive chairman from 2004 until December 10, 2008, when he was named Executive Chairman. The information required with respect to Mr. Wise pursuant to Regulation S-K under Item 5.02 of Form 8-K is incorporated by reference to the Company’s proxy statement distributed in connection with its 2008 Annual Meeting of Stockholders and filed on April 4, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ Shawn M. Guertin
Name: Shawn M. Guertin
Title: Executive Vice President, Chief Financial Officer and Treasurer
Date: January 29, 2009